Exhibit 10.10
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Google

Google Inc.
1600 Amphitheatre Parkway
Mountain View, CA 94043
Tel: (650) 623-4000
Fax:(650) 618-2678

Google Services Agreement
ORDER FORM

Google SPD Rep: E. Elbaz
Google SPD Director: M. Leibowitz
Google Sales Engineer:
Google Legal Contact: S. Smith

CUSTOMER (FULL LEGAL NAME): NameMedia, Inc.		**GSA Effective Date: March 1, 2007**	**NDA Effective Date: November 1, 2006**
	Corporate Contact Information:	**Billing Contact Information:**	**Legal Notices to:**
Attention:	Robert Balazy	Chris Whitten	Melinda Brown
Title:	Dir, Business Development	Finance Manager	General Counsel
Address, City, State, Postal Code, Country:	230 Third Avenue Waltham, MA 02451	230 Third Avenue Waltham, MA 02451	230 Third Avenue Waltham, MA 02451
Phone:	781-839-2821	781-839-2800	781-839-2800
Fax:	781-839-2801	781-839-2801	781-839-2801
Email:	rbalazy@namemedia.com	cwhitten@namemedia.com	mbrown@namemedia.com
Technical Contact:	Name: Pedro Canahuati	Email: pedro@namemedia.com	Tel: 703-351-1474
Customer Wire Transfer Info (if applicable): Comerica Bank 226 Airport Parkway San Jose, CA 95110-4348 ABA: 121137522 Wire acct# 189-276-7755 Swift #: MNBDU533 Phone: 800-269-9050; fax: 408-556-5197		**D&B DUNS Number:** 191894547	**VAT/Tax Number:**
Order Form Effective Date: March 1, 2007		**Initial Services Term: March 1, 2007 – August 31, 2008**	

ADSENSE SERVICES		
ADSENSE FOR SEARCH ("AFS")	**Customer's AFS Revenue Share Percentage (%)**	**Specifications**
☒ **AdSense for Search** AFS Site: a web page hosted by Customer and generated following an End User click on a related or popular search term on a Landing Page or following an End User query into a search box from a Landing Page. Approved Client Application: None if not stated here.	**As set forth in Section 14.1 below**	Sponsored Links/Results Page Min. # Wide Format # ; Narrow Format # Above-the-fold: Yes See Exhibit A for other AFS Specifications
Optional AdSense for Search Features: (check the applicable boxes)	☐ **AdSafe** **Level:** ☐ **High** ☐ **Medium** ☐ **Low** ☐ **Off** ☐ **Adult Only**	
ADSENSE FOR CONTENT ("AFC")	**Customer's AFC Revenue Share Percentage (%)**	**Specifications**
☒ **AdSense for Content** AFC Site: Customer contents sites which have been approved in writing by Google in accordance with Section 3.13 below. Approved Client Application: None if not stated here.	**As set forth in Section 14.1 below**	See Exhibit B for AFC Specifications
Optional AdSense for Content Features: (check the applicable boxes)	☐ **AdSafe** **Level:** ☐ **High** ☐ **Medium**	☐ **Link Units**
ADSENSE FOR DOMAINS ("AFD")	**Customer's AFD Revenue Share Percentage**	
☒ **AdSense for Domains** ________ Est. Query Vol./Day	**As set forth in Section14.1 below**	

To Be Completed By Google Finance	
Customer PO #: _____ ☐ **Credit Check Complete**	**Currency:** ☒ US Dollar ☐ Japanese Yen ☐ Other:

Google Confidential	Page 1 of 20	GSA Order Form v4.5 1105
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Google Inc. Google SP0 Rep: E. Blbax
1600 Amphitheatre ParkwayGoogle Services Agreement e,,Bl. _.n n. * ,, Mountain View. CA 94043 ORDER FORM Google 8PD Director. M. Leibowrbt Tel: (650) 623-4000 Google Sates Bnglnoor: Fax:(6S0) 618-2678 Goeele Leeal Comae* S. Smith
CUSTOMER (PULL LEGAL NAME): NameMedla, inc. } 6SA Effective Date: March 1, 2007 } NDA Effective Data:Novomber 1.2006 —— —— — Corporate Contact Information: } Billing Contact Information: } Legal Notices to: —— —— —— Attention: Robert Baiazy } Chris Wnitten } Melinda Brown —— —— —— —— Titto: Dir, Business Development } Finance Managor } General Counsel —— —— —— —— Address, City, Stat*, 230 Third Avenue Waltham, MA 02451 } 230 Third Avenue WaKham. MA 02451 } 230 Third Avenue Postal Code. Country: Waltham, MA 02451 —— —— —— — Phone: 78V839-2821 } 781-839-2800 } 781-839-2800 —— —— —— —— Fax: 781-839-2801 } 781-839-2801 } 781-839-2801 —— —— —— —— Email: rbalazy@namemedia.com } cwhitten@namemedia.com } mbrawn@namemedia.com —— —— —— — Toohnfoal Contact: Name: Pedro Canahuati } Email: pedro@namemedia.com } Tel: 703-351-1474 —— —— —— —— Customer Wire Transfer Info (if applicable): } DSB DUNS Number 191894547 } VAT/Tax Number Comerlca Bank } 226 Airport Parkway } San Jose, CA 95110-4348 } ABA: 121137522 } Wire acottt 189-276-7766 } Swifl#:MNBDU633 } Phone: 900-289-9050; rax: 408-556-6197 } —— —— —— Order Form Effective Date: March 1,2007 } Initial Services Term; March 1,2007 — August 31,2008 } —— —
| | | | | A0S6JIS6 SERVICES
— ADSEN8B FOR SB ARCH (“APS”) Customer’s APS Revenue Share Psroentage |%) Speofneauons
—— —— —
gj Adftenso for Soared As set forth In Section 14.1 below Sponsored .LinksVResults page AFSSlte: a web page hosted by Customer and generated following an End Min; # Vvlde Format * ; Hear click on a related or popular search term on a Landing Page or Narrow Format * Aboverthe«ibW: Yes See tallowing an End User query into a search box from a Landing Pago. Exhibit A for other AFS Specifications Approved ClioM Application None if not Stated here.
—— —— —
Optional AdBense tor Qearoh Poaturos: ? AdSofo (check the applicable boxes) Level; ? High ? Medium Q Low. D Off Q Adult Only
—— —
A08EN8E FOR CONTENT (“AFC”) Customer’s AFC Revenue Share. Percentage («) SpoeMleatlona
¦ ‘ i —— —— —
0 AdSense tor Content As. est forth In Section 14.1 below See Exhibit B for AFC Specifications AFC Site: Customer contents sites which have been approved In writing by Google in accordance with Section 3.13 below. Approved Client Application: None if not stated here.
—— —— —
Optional AdSense far Content Features: DAdSafe QUnkUnrte (check the appttoable boxes) Level: O, High Q Medium
—— —— —
ADSENSE FOR DOMAINS t-AFO”) Customer’s AFD Revenue Share percentage
—— —
83 AdSense for Domains As set forth in SoottonU.I below Eat. Querv VoUDav
— Google Confidential 333 ,/7 ^ Page 1 of 21 G8A Order Form v4.61106 Execution Copy | | To Be Completed By Qooglo Finance } —— —

Customer PO U: Gurrenov: D Credit Check Compter* —
g US Dollar D Japanese Yen ? Oitier —

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
GSA Order Form Terms and Conditions
1. Incorporation of Google Services Agreement. This Order Form, including the terms and conditions hereunder, shall be governed by and incorporates by reference the Google Services Agreement between Google and Customer with the GSA Effective Date set forth in the Cover Page of this Order Form (the “GSA”). If any terms of this Order Form conflict with the terms of the GSA, the terms of this Order Form shall control. The GSA and this Order Form together comprise the “Agreement.”
2. Services Term. The term of this Order Form shall commence on the Order Form Effective Date and shall continue for the period of the Initial Services Term stated above, unless earlier terminated as provided in this Agreement. Upon the expiration of the Initial Services Term, this Order Form will automatically renew for an additional twelve (12) month period, unless either party notifies the other of its intent to terminate this Order Form not less than six (6) months prior to the end of the Initial Services Term. Thereafter this Order Form may be renewed only upon a definitive written agreement signed by the parties. For purposes of this Agreement, the term of any renewal hereunder is referred to as the “Renewal Term,” and the Initial Services Term, together with the Renewal Term, if any, may also be referred to as the “Services Term.”
3. Defined Terms. The following capitalized terms shall have the meanings set forth below. Capitalized terms used but not defined in this Order Form shall have the meanings stated in the GSA.
GENERAL
     3.1. “Above-the-fold” means that portion of an Internet browser that is visible to any End User at a minimum resolution of 800 by 600 pixels without scrolling within the applicable Web page, as viewed through an Internet browser application considered among the top two (2) most widely used from time to time.
     3.2. “Ads” or “Advertising Results” means advertisements served by Google hereunder.
     3.3. “AdSense Deduction” for any period during the Services Term means the sum of (a) [***] percent ([***]%) of AdSense Revenues for such period PLUS (b) agency, referral and third party advertising service provider fees incurred by Google and attributed to Ads provided hereunder in such period. Notwithstanding the foregoing, Google reserves the right to increase the AdSense Deduction Percentage from time to time during the Services Term by up to an aggregate of [***] percentage points ([***]%).
     3.4. “AdSense Percentage” means the percentage set forth in Section 14.1 of this Order Form.
     3.5. “AdSense Revenues” for any period during the Services Term means ad revenues that are recognized by Google in such period and attributed to Ads displayed on the AFC, AFS and AFD Sites in such period in accordance with the requirements of this Agreement.
     3.6. “Client Application” means any application, plug-in, helper, component or other executable coda that runs on user’s computer; examples of Client Applications include those that provide instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services. An “AFS Client Application,” or “AFC Client Application” means those Customer Client Applications that have been approved by Google to access the AFS or AFC Services, respectively, either as reflected on the Cover Page(s) of this Order Form or as otherwise approved by Google in writing from time to time during the Services Term.
     3.7. “Client ID” means a unique alphanumeric code provided to and used by Customer as specified by Google for purposes of identifying each query or request. Client IDs will be used by Customer for segmentation of its traffic hereunder for valid business purposes. Google will assign no less than thirty-five (35) Client IDs to Customer and, Customer may, if in its reasonable business judgment it requires additional Client IDs to support its use of the Services, reasonably request additional Client IDs up to a maximum of fifty (50). Google may assign and modify, but will not reduce below 35, the number of Client IDs for each Service from time to time. Customer will use Client IDs as instructed by Google, and will provide such information to Google as Google may reasonably request with respect to the use and application of any Client IDs.
     3.8. “Customer’s Technical Contact” means the technical employee of Customer designated on the Cover Page of this Order Form.

Google Confidential	Page 2 of 20	GSA Order Form v4.5 1105
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
     3.9.“End Users” of a particular Site means individual, human end users who visit or use the applicable Site.
     3.10. “Net AdSense Revenues” for any period means AdSense Revenues for such period MINUS the AdSense Deduction for such period.
     3.11. “Order Form Effective Date” means the date designated as such on the Cover Page of this Order Form.
     3.12. “Results Page” means a Web page on which Google search and/or advertising results provided under this Agreement are displayed.
     3.13. “Search Results” means the search results provided by Google through any search Service ordered by Customer, if any, under this Order Form.
     3.14. “Site(s)” means the AFS Site(s), AFC Site(s) and AFD Site(s) collectively. The “AFS Site(s)” and “AFC Site(s)” are those Web sites located at the URLs identified as such on the Cover Page(s) of this Order Form, as the same may be amended from time to time as permitted herein. Google may remove a URL from the list of approved AFC Sites from time to time. The “AFD Site(s)” are those URLs which qualify as an Authorized Name (defined below). The list of AFS Site(s) and AFC Site(s) may be updated from time to time subject to Google’s prior written consent
     3.15. “Valid IP Addresses” means those Internet protocol addresses provided by Customer and approved by Google prior to implementation of the applicable Services. The list of Valid IP Addresses may be modified by Customer upon forty-eight (48) hours notice to Google via the online Google Administration Console located at [***] or such other URL as may be updated by Google from time to time
ADSENSE FOR CONTENT
     3.16. “AFC Ads” means the advertisements provided by Google to Customer under this Agreement through Google’s AFC Service.
     3.17. “AFC Protocol” means the protocol provided by Google for accessing the AFC Services, as such protocol may be updated by Google from time to time.
     3.18. “AFC Request” means a request for AFC Ads in connection with a pageview of a page on which AFC Ads are to be displayed.
     3.19. “AFC Results Set” means the set of AFC Ads transmitted by Google in response to an AFC Request.
     3.20. “AFC Service” means Google’s AdSense for Content Service.
     3.21. “Link Units” means link units provided by Google to Customer through Google’s AFC Service.
ADSENSE FOR SEARCH
     3.22. “AFS Ads” means the advertisements provided by Google to Customer under this Agreement through Google’s AFS Service.
     3.23. “AFS Protocol” means the protocol provided by Google for accessing the AFS Services, as such protocol may be updated by Google from time to time.
     3.24. “AFS Query” means a query sent to Google by Customer to be processed by Google’s AFS Service.
     3.25. “AFS Results Set” means the set of AFS Ads transmitted by Google to Customer in response to an AFS Query.
     3.26. “AFS Service” means Google’s AdSense for Search Service.
ADSENSE FOR DOMAINS
     3.27. “AFD Protocol” means the protocol provided by Google for accessing the AFD Services, as such protocol may be updated by Google from time to time.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
     3.28. “AFD Results Page” means any Web page which is generated and served by Customer in response to a Domain Query transmitted from a Landing Page and which may contain, as selected by Google in its sole discretion in each instance, (a) one or more Paid Results, search boxes, and/or keywords, and/or (b) other Customer Content; and each of the foregoing shall be displayed in the format, manner, order, style, design, layout, font, size, location, and prominence as determined by Google in its sole discretion.
     3.29. “AFD Results Set” means the set of AFD Results transmitted by Google to Customer in response to a Domain Query.
     3.30. “AFD Service” means Google’s AdSense for domains Service.
     3.31. “Domain Query” means (i) a URL which is an Authorized Name an End User transmits to Customer through the address bar of an Internet browser, or (ii) a search box query or click on a hyperlinked keyword which relates to the meaning of the applicable domain name or popular category displayed on any Landing Page and/or AFD Results Page by an End User.
4. AdSense for Search Services.
     4.1. Scope of AdSence for Search Services. If selected on the Cover Page(s) of this Order Form, during the Services Term and subject to the terms and conditions of this Agreement, Google will provide Customer with AFS Ads through its AFS Service for display on the AFS Sites as permitted herein. Customer agrees to implement the AFS Service as provided herein on the AFS Sites in existence as of the date hereof within thirty (30) days of the Order Form Effective Date, and to maintain such implementation thereafter during the Services Term. Customer agrees to implement the AFS Service on any AFS Site added thereafter as permitted herein.
     4.2. Implementation of AFS Services. Unless otherwise agreed to by Google in writing, Customer shall implement the AFS Services in a manner that: (a) conforms to the AFS Specifications set forth in the Cover Page(s) of this Order Form, if any; (b) conforms to Google’s brand treatment guidelines for AFS Services as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) conforms to the screenshots and specifications set forth in Exhibit A attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFS Protocol. Without limiting the foregoing, Customer acknowledges and agrees to the following:
          4.2.1. AFS Queries. Unless (and then only to the extent) otherwise approved by Google in writing, Customer understands and agrees that: (a) queries sent to Google for processing under its AFS Service may be initiated only by End Users (i) entering text into web search boxes on the AFS Site(s) or on any AFD Results Page as provided herein, and (ii) clicking on text links included on the AFS Site or any AFD Results Page that are identified as search queries (e.g., labeled as “Related Searches”) and that generate a search results page; and (b) Customer shall send any and all queries generated on the AFS Sites as provided in subsection (a) above to Google for processing under its AFS Services in accordance with the requirements provided by Google, without editing, filtering, truncating, appending terms to or otherwise modifying such AFS Queries, either individually or in the aggregate. Notwithstanding anything to the contrary, Google will have no obligation to process AFS Queries that are not sent in compliance with the requirements of this Agreement.
          4.2.2. Operation of AFS Services. Customer will ensure that each AFS Query will (a) be from a list of Valid IP Addresses approved by Google for the AFS Services; (b) contain a Client ID approved by Google for the AFS Services; (c) include [***] and [***]; and (d) request [***] the [***] of [***] stated in the [***](s) of this Order Form, Upon Google’s receipt of an AFS Query, Google will transmit an AFS Results Set, to the extent available, via Google’s network interface in accordance with the AFS Protocol. Customer shall then display, in each instance, the entire AFS Results Set that corresponds to such AFS Query on the applicable AFS Site in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFS Results Set.
          4.2.3. Labeling, Branding and Attribution. Customer shall unambiguously mark each AFS Ad, or each cluster or grouping of AFS Ads, as a “Sponsored Link” or ‘Sponsored Links,” as the case may be, unless otherwise instructed or agreed by Google. In any event, Google reserves approval authority to ensure that AFS Ads are labeled in a manner so as to sufficiently distinguish them from search results.
     4.3. License to AFS Protocol. Google grants to Customer a limited, nonexclusive and non- sublicensable license during the Services Term to use the AFS Protocol solely for the purpose of

Google Confidential	Page 4 of 20	GSA Order Form v4.5 1105
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
transmitting AFS Queries and other required information and receiving AFS Result Sets, as applicable, solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (Including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.
5. AdSense for Content.
     5.1. Scope of AdSense for Content Services. If selected on the Cover Page(s) of this Order Form, during the Services Term and subject to the terms and conditions of this Agreement, Google will provide Customer with AFC Ads and Link Units through its AFC Service for display as permitted herein on the AFC Site(s). Customer agrees to implement such AFC Service on the AFC Sites as provided herein within thirty (30) days of the Order Form Effective Date, and thereafter during the Services Term. Customer agrees to implement the AFC Service on any AFC Site added thereafter as permitted herein. AFC Ads may not appear on search results, registration, thank you,’ error, email or chat pages, pages comprised primarily of other advertising or pages that contain any of the following types of content: pornographic, obscene or excessively profane content or content intended to advocate or advance computer hacking or cracking, gambling, illegal activity, drug paraphernalia, hate, violence or racial or ethnic intolerance. Google may update the list of prohibited pages from time to time during the Services Term upon written notice.
     5.2. Implementation of AFC Services. Unless otherwise agreed to by Google in writing, Customer shall implement AFC Services in a manner that: (a) conforms to the AFC Specifications set forth in the Cover Page(s) of this Order Form. If any: (b) conforms to Google’s brand treatment guidelines for AFC Services as the same may be updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/adsense_guidelines.html and http:/www.google.com/wssynd/afc_xml_quidelines.html; (c) conforms to the screenshots and specifications set forth in Exhibit B attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFC Protocol. Without limiting the foregoing, Customer acknowledges and agrees to the following:
          5.2.1. AFC Requests. Customer shall request AFC Ads for any and all pageviews required to display AFC Ads as provided herein. Notwithstanding anything to the contrary. Google will have no obligation to process AFC Requests that are not sent in compliance with the requirements of this Agreement.
          5.2.2. Server Side Implementations. For server side implementations (e.g., XML implementations), each AFC Request (a) must be from a list of Valid IP Addresses approved by Google for the AFC Service; (b) must contain a Client ID approved by Google for the AFC Service; and (c) must include End User IP address and user agent information. Upon Google’s receipt of an AFC Request as described above. Google will transmit AFC Results Set, to the extent available, via Google’s network interface in accordance with the AFC Protocol, Customer shall then display, in each instance, the entire AFC Results Set that corresponds to such AFC Request on the applicable AFC Site in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFC Results Set. Customer will not send more than one (1) AFC Request per pageview unless otherwise authorized by Google.
          5.2.3. Client Side Implementations. For client side implementations (e.g., iFrame or Javascript data feed implementations), each AFC Request must contain an AFC Client ID provided and used as specified by Google. Upon Google’s receipt of an AFC Request as described above, Google will transmit an AFC Results Set, to the extent available, via Google’s network interface in accordance with the AFC Protocol. Customer’s code shall, in each instance, ensure the display of the entire AFC Results Set (hat corresponds to such AFC Request in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFC Results Set. Customer will not send more than one (1) AFC Request per pageview unless otherwise authorized by Google.
          5.2.4. Labeling; Branding and Attribution. Customer shall unambiguously mark AFC Results Sets as a “Sponsored Link” or “Sponsored Links,” as the case may be, unless otherwise instructed or agreed by Google. In any event, Google reserves approval authority to ensure that AFC Ads are labeled in a manner so as to sufficiently distinguish them from search results.
          5.2.5. Link Units. If Customer implements Link Units provided by Google, Customer understands and agrees to the following additional provisions: (a) if applicable, in no event will End User clicks on Link Units, or the display of a Link Units on a Customer Web page in and of itself, qualify as a click on an Ad, or an impression, as the case may be, for purposes of determining Customer’s click or impression guarantees (if any) or Google’s payment or other obligations under this Agreement; and (b) notwithstanding anything to

Google Confidential	Page 5 of 20	GSA Order Form v4.5 1105
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the contrary, Link Units are automatically generated and consequently are provided to Customer “as is,” with no representation, warranty or indemnity, express or implied.
     5.3. License to AFC Protocol. Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use the AFC Protocol solely for the purpose of transmitting AFC Requests and other required information and receiving AFC Results Sets solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.
6. AdSense for Domains.
     6.1. Scope of AdSense for Domains. If selected on the Cover Page(s) of this Order Form, during the Services Term and subject to the terms of this Order Form, Google will make available the AdSense for Domains Service to Customer which is designed to process a Domain Query and return corresponding advertisements and other content as permitted herein on the AFD Sites within thirty (30) days of the Order Form Effective Date, and to maintain such implementation thereafter during the Services Term.
     6.2. Operation of AFD Services. For any and all AFD Queries received by Customer from End Users, Customer shall (without editing, modifying or filtering such AFD Queries individually or in the aggregate) send such AFD Oueries to Google via the AFD Protocol. Without limiting the foregoing, in order to be deemed a “Valid Domain Query”, each such Domain Query sent to Google (a) must be from a Valid IP Address; (b) must contain a Client ID; (c) must include [***] and [***]; and (d) must be [***] in conformance with the [***] and other requirements of this Agreement. Upon Google’s receipt of a Valid Domain Query as described above, Google will transmit to Customer an AFD Results Set, via Google’s network interface using the AFD Data Protocol. Customer shall then display, in each instance, the entire AFD Results Set that corresponds to such Domain Query, without editing, filtering, reordering, truncating or otherwise modifying such AFD Results Set. Google will not be responsible for receiving any AFD Queries directly from End Users or any other third party, for transmission of data between Customer and Google’s network interface, or for displaying any applicable AFD Results Set(s) to End Users. Google may, at its sole discretion, cease or suspend delivery of Paid Results in response to any Domain Query transmitted by Customer hereunder and will endeavor to provide notice of cessation or suspension to Customer where reasonably practical. All Landing Pages and AFD Results Pages will be hosted and served to End Users by Customer on the Sites in accordance herewith.
     6.3. Implementation of AFD Services. Unless otherwise agreed to by the parties in writing: Customer shall implement the AFD Services in a manner that conforms: (a) to Google’s then-current [***] for [***], including any applicable appendices, which are located within the [***] (or as may be otherwise updated by Google from time to time) (“[***]”); (b) to the screenshots attached hereto: and (c) to the technical requirements otherwise provided by Google from time to time, including those requirements contained in the documentation setting forth the [***]. Without limiting the foregoing, Customer will not submit a request for Paid Results other than in response to valid AFD Queries entered by individual End Users. Further, at all times during the Services Term, Google reserves final approval authority with respect to the means used by Customer to deploy the AFD Service, and in the event Google disapproves of such deployment or if Customer is not in compliance with the implementation Guide. Customer shall implement changes to its deployment of the AFD Service beginning upon notice by Google. The parties will use their reasonable commercial efforts to correct the implementation as soon as is practicable, but no later than two (2) business days following notice by Google. Customer will assign a member of its staff to act as a liaison to Google for resolution of any such issues during this time frame. In the event any such requested changes are not implemented within [***] ([***]) [***] of Google’s notice, Google may terminate this Order Form and the GSA immediately upon written notice to Customer. Google may, at any time, with or without notice, in its sole reasonable discretion, (i) modify any aspect of the AFD Service, provided that after any such modification the AFD Service operatos, substantially, to process AFD Queries and return Paid Results (as selected by Google in its sole discretion), (ii) refuse to commence to provide the AFD Service for any one or more URLs, and/or (iii) cease providing the AFD Service for any one or more URLs. If, at any time, Customer learns or suspects that any URL that would otherwise be a Site is not or is no longer an Authorized Name, it shall immediately notify Google of that fact or suspicion and provide Google with any information related thereto.
     6.4. Hosted AFD Services.
          6.4.1. Third Party Sites. Notwithstanding the terms to the contrary contained in the GSA, Customer may additionally transmit AFD Queries to Google hereunder which originate not from Authorized Names, but from End Users accessing Third Party Sites. For the purposes of this Section, a “Third Party” is either (a) a Registrant (as defined in the GSA) or (b) an entity duly, expressly and exclusively authorized by each of the Registrant(s) of a URL, through a valid and fully enforceable written or click-through

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
agreement with each such Registrant, to permit Customer, and in turn Google, to use the URLs in performing the Services, that has entered into a fully enforceable written or click-through agreement with Customer to provide advertising, search results, and/or hyperlinked keyword or category listings in connection with URLs owned or parked with the Third Party (“Third Party Sites”). As used in the Order Form and GSA. Authorized Name shall be deemed to include Third Party Sites. Customer shall implement a separate tracking ID, as specified by Google, for Queries originating from Third Party Sites.
          6.4.2. Responsibilities of Customer with respect to Third Party Sites. Customer may redirect AFD Queries from Third Party Sites to Google and Google will transmit AFD Paid Results in accordance with Section 6.2 of this Order Form, subject to the following conditions:
a)	under no circumstances shall the Third Party Site be a downloadable or internet accessible application, as determined by Google in its sole reasonable discretion;

b)	under no circumstances shall any Third Party Site be an entity which offers the same or substantially similar functionality as the AFD Service;

c)	under no circumstances will any party other than Customer host any Landing Page or AFD Results Page;

d)	Customer shall ensure that Paid Results accessed by End Users of the Third Party Site shall be solely through Customer’s servers operating Customer’s domains on the Site.

e)	At all times during any Services Term Customer will maintain complete technical and editorial decision-making and control of all Third Party Site pages and shall not provide the Third Party Site with Google Confidential information, including the Google Data Protocol or access to the Admin Console, and Customer shall be the intermediary for all query transmissions between Google and the Third Party Site;

f)	Customer shall ensure that Customer’s use of the Services with and the Third Party Sites themselves comply with the terms and conditions of this Order Form and the GSA (including without limitation the Implementation Guide. Sections 3.1 (Prohibited Actions) and 4.1 (Google Rights) of the GSA, as such terms and conditions and Implementation Guide may be updated by Google from time to time);

g)	Customer shall ensure that the Third Party Site and/or the Third Party does not use or display any [***] or [***] of any kind (including without limitation on any search box, AFD Results Page or near any Paid Results or in any promotional or marketing materials) to indicate that [***] is providing such [***];

h)	Customer acknowledges that all queries delivered to Google by Customer, whether such queries originate on the Site or on the Third Party Site, shall be deemed to be queries from Customer and Google shall not be obligated to identify the source of any queries generated other than through the Site;

i)	Customer agrees to be responsible and liable for any and all use of the AFD Paid Results by the Third Party Site;

j)	Google’s Indemnity obligations contained in Section 7 (Indemnification) of the GSA shall not apply to any claim relating to or arising from the Third Party Site’s use or display of. or access to the Paid Results; and

k)	Customer shall indemnify Google for any lawsuit or proceeding (i) relating to or arising from the Third Party Site’s use of the Services; (ii) relating to or arising from Customer’s failure to ensure the Third Party Site’s compliance with the terms of this Section 6.4.2 and/or Customer’s failure to enforce the required contractual terms set forth in Section 8.4.4 below; and/or (iii) brought by a Third Party against Google based upon a claim that Google breached an Implied warranty to such Third Party arising from or related to Customer’s provision of access and use of the Services to such Third Party. Customer agrees to promptly notify Google when Customer becomes aware of any breach of a requirement of this Order Form or GSA or of any lawsuit or proceeding described in the preceding subsection.
          6.4.3 Customer Agreements with Third Parties. Customer represents and warrants that it has in place necessary written agreements with all third parties owning or operating Third Party Sites which permit Customer to redirect traffic, including search queries, and that the Third Party Site will not have access to the Services, access to AFD Queries or have the ability to make any modifications thereto. Any agreement between Customer and the Third Party shall not contain any terms which are inconsistent with this Order Form or GSA and shall contain provisions which: (a) disclaim, to the extent permitted by applicable law, Google’s liability for any damages, whether direct, indirect incidental or consequential, arising from the Third Party Site’s access to or use of the Services; (b) disclaim all warranties with respect to the Service, including without limitation, warranties for merchantability, fitness for a particular purpose, and

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non-infringement; (c) impose confidentiality obligations no less protective of Google’s Confidential Information than the GSA; (d) clearly state such Third Party’s non-ownership of all Intellectual Property Rights in and associated with the Services; (e) allow for suspension and termination as described in section 6.4.4 below: and (f) prohibits the Third Party from modifying any AFD Queries.
          6.4.4 Suspension and Termination. If this Order Form or the GSA between Customer and Google terminates or expires, the Third Party Site’s rights to use. display and/or access the Services shall cease, and all rights granted to Customer pursuant to this Order Form or the GSA to distribute the Services to the Third Party Site shall also cease. In the event Google becomes aware of any breach of the terms of this Order Form or the GSA by the Third Party Site or by Customer, Google may immediately suspend its provision of the Services to Customer for an individual or all Third Party Sites and will endeavor to provide notice of cessation or suspension to Customer where reasonably practicable. For avoidance of doubt, as used in this Order Form, the term “suspend” shall mean that upon Google’s written request, Customer will either (i) remove or cause to be removed any Paid Results Implemented or displayed to any user of the Third Party Site, or (ii) effectively terminate the Third Party Site’s access to the Paid Results by ceasing to use any Services. The duration of any suspension will continue until the Third Party Site has cured the breach giving rise to such suspension to Google’s satisfaction or until the agreement between Customer and the Third Party Site has been otherwise terminated. Further, Google may immediately terminate Customer’s rights to monetize Third Party Sites under this Agreement if Customer fails to cure a breach related to the Third Party Sites within seven (7) days after receiving written notice thereof.
     6.5. Use of AFS Feed for AFD Services. Google may change or modify change the source of Ads (the “Feed”) provided in response to a Domain Query as set forth herein. For Ads which appears on Results Pages on both Customer AFD Sites and Third Party Sites, Customer may use the AFS Feed, provided the following: (a) [***] ([***]) [***] immediately follow [***] the [***] and such [***] must be similar to those [***] by a commercially reasonable [***], (b) Customer shall [***] the [***], (c) referring [***] shall be [***] containing approved [***], (d) Customer periodically (upon Google’s request, but not more than [***] during the Services Term) provides to Google a comprehensive list of all domains receiving Google Services, and (e) Customer domains must adhere to Google’s AFD Implementation Guide, which may be updated from time to time by Google. Further, should Google determine in its sole discretion that one or more domain names is inappropriate for the AFS Feed, Customer shall display AFD Results on such domain(s), at Google’s option.
          6.5.1. Feed for Customer’s Domains. In the event Google notifies all of its other customers who currently receive the AFS Feed for Domain Queries that Google no longer will permit such customers to use the AFS Feed for such Domain Queries, then Google will cease supplying the AFS Feed to Customer hereunder upon ninety (90) days prior written notice to Customer. In such event, Google will provide a different Feed to Customer (“Alternate AdSense Feed”). Should the Alternate AdSense Feed provide at least [***] ([***]) of the [***] per thousand Ad impressions (“RPM”) rate of the AFS Feed, as measured over the ninety (90) day period following the change to the Alternate AdSense Feed, then Customer will continue to use Google Services exclusively in accordance with Section 13 below. In the event that the Alternate AdSense Feed provides [***] at less than [***] ([***]) of the AFS Feed, Customer may elect terminate the Agreement upon notice to Google.
          6.5.2. Feed for Third Party Sites. Further, Google may, for any or no reason, elect to change the Feed for Third Party Sites upon ninety (90) days prior written notice to Customer. In such event, Google will provide an Alternate AdSense Feed to Customer for the Third Party Sites. Should the Alternate AdSense Feed provide at least [***] ([***]) of the [***] per thousand Ad impressions (“RPM”) rate of the AFS Feed, as measured over the ninety (90) day period following the change to the Alternate AdSense Feed, then Customer will continue to use Google Services for the Third Party Sites exclusively in accordance with Section 13 below. In the event that the Alternate AdSense Feed provides [***] at less than [***] ([***]) of the AFS Feed, then, notwithstanding Section 13 below, Customer may utilize the AFD Services on Third Party Sites on a non-exclusive basis, provided that if Customer uses the services of Restricted Companies (listed in Section 13) for specific Third Party Sites, Customer may not utilizes Google Services to monetize any Third Party Sites. For the sake of clarity, in the event Google ceases to provide the AFS Feed for Customer’s Third Party Sites hereunder, Customer’s remaining AFD Sites will continue to remain subject to the exclusivity requirements of Section 13.
     6.6. Reporting; Customer Termination Rights. Google shall make such reporting available to Customer via the Admin Console as it makes generally available to its other AFD customers. As of the Order Form Effective Date, such reporting includes landing pages, results pages, and AFD Revenues on both an account level basis and a domain level basis, broken out by day. However, for the avoidance of doubt, Google is under no obligation to continue providing reporting of any kind to its AFD customers generally, including Customer. In the event Google discontinues reporting landing pages, results pages, and AFD Revenues on both an account level basis and a domain level basis, broken out by day, for at least

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fifteen (15) consecutive days, Customer may, as its sole and exclusive remedy, terminate this Agreement immediately upon written notice to Google.
     6.7. Optimization; Customer Termination Rights. Google will provide a mechanism by which Customer can provide real-time [***] suggestions for specific domain names which Customer believes have been targeted inappropriately by the AFD Service. Customer use of such new mechanism must conform to Google’s most recent targeting guidelines. Google reserves the right to pre-approve the [***] used by Customer pursuant this Section 6.7 and, at all times, [***] transmitted by Customer must conform to AFD content editorial policies. At Google’s sole discretion, Google may further optimize such domain names for Customer in real-time. For the avoidance of doubt, Google is under no obligation to utilize real-time [***] suggestions from Customer; provided, however, if Google eliminates the ability for Customer to provide real-time [***] suggestions for a substantial portion of its AFD Queries, then Customer may, as its sole and exclusive remedy, terminate this Agreement without liability or penalty upon no less than fifteen (15) days prior written notice to Google.
     6.8. Screen Shot. Unless otherwise agreed to by the parties in writing, Customer’s Implementation of the applicable Services shall be substantially and materially in the form set forth in Exhibit A and Exhibit C to this Order Form, attached hereto. In the event of a material change to the user interface of an AFD Results Page and/or Landing Page. Customer shall submit representative samples of new AFD Results Page and/or Landing Page to Google for approval prior to Implementation.
7. Site Modifications. Google acknowledges that Customer may update the design and content of the Sites in a manner consistent with its obligations contained herein: provided that Customer agrees that (a) it shall keep Google informed of all planned material changes to such Sites; and (b) no changes may be made to the look and feel, dimension and/or placement of the AFS Ads, AFC Ads or AFD Results without obtaining the prior written consent of Google. For the avoidance of doubt, Google may, and the foregoing will in no event limit Google’s ability to, require changes to the look and feel, content or targeting methodology of any such Results or Ads provided herein.
8. Filters. Certain Services may contain filtering capability, such as SafeSearch, Country Restrict, Language Restrict, AdSafe and other filters Notwithstanding anything to the contrary, if Customer elects to enable any such filters. Customer expressly acknowledges and agrees (a) it is Customer’s responsibility to enable such features in accordance with the instructions provided by Google in the applicable Service protocol, and (b) that Google cannot and does not make any representation, warranty or covenant that all results will be limited to results elected by enabling such filter(s). For example, but without limiting the foregoing, if Customer elects SafeSearch, Country Restrict, Language Restrict and/or AdSafe, Google cannot and does not make any representation, warranty or covenant that all results will be limited to the countries or languages selected or that all objectionable results will be prevented.
9. Updates. If Google updates its technical or implementation specifications (including, without limitation, by way of updating the applicable Service protocol or by way of requiring changes to the look and feel, content and targeting methodology of Ads) from time to time as contemplated herein, Customer shall implement such updates or modifications as soon as reasonably practical, but in any event within fifteen (15) business days of the date it receives notice thereof.
10. Notice of System Changes. Customer will provide Google with fourteen (14) days’ advance notice of any change in the code or serving technology used to display Google Advertising Results and/or Search Results (e.g., a change in the advertising serving technology used) that could reasonably be expected to have the potential to adversely affect the delivery or display of Google search or advertising results as required by this Agreement (it being understood that notice will in no event relieve Customer of its obligations to display Search and Advertising Results as required hereunder).
11. Optimization. The parties agree to consult in good faith from time to time with the objective of optimizing the performance of Ads served under this Agreement.
12. Technical Support. Subject to the terms and conditions of this Agreement, during the Services Term Google shall provide technical support services to Customer in accordance with Google’s support guidelines then in effect for the Services ordered herein. Prior to making any support request to Google, Customer shall first use reasonable efforts to fix any error, bug, malfunction, or network connectivity defect on its own without any escalation to Google. Thereafter, Customer’s Technical Contact may submit a written request for technical support via email to the applicable Google alias set forth below, or such other email address that Google may provide from time to time. Customer shall provide support services to End Users at its own expense.
•	syndication-support@google.com (for AFS and AFC requests)

•	adsense-domains-support@google.com (for AFD requests)

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13. Exclusivity. Except as otherwise permitted by Section 6.5.2. above, Customer (which for purposes of this Section shall include all of Customer’s affiliates, and their respective successors and assigns) agrees that during the Services Term, for countries in which Google offers its AdWords, or any successor, services, Customer shall not implement on the Sites, or any other property owned and/or operated by Customer (including any successor site or property thereto) any search and/or advertising service which is the same as or substantially similar in nature to any Services provided in this Order Form. For the avoidance of doubt, Customer may not use the services of any other provider of [***] services or any [***] or [***] during the Services Term in any country where Google AdWords is available. For the entire Services Term, Customer may not display advertising provided by [***], including [***], including such companies’ subsidiaries and successor entities (collectively “Restricted Companies”). For purposes of this Section 13 only, the term “affiliates” shall mean any entity in which Customer holds a controlling interest. Any domains which are acquired or onto which Customer acquires the rights to serve ads shall become an AFD Site unless otherwise prohibited by a Preexisting Agreement. A “Preexisting Agreement” means an agreement which obligates Customer to use services on those sites, the use of which would otherwise violate this Section 13, for so long as such obligations exist, provided that any period of extension or renewal, or any expansion of obligations to use the services, will not be within the scope, of the Preexisting Agreement unless such extension, renewal or expansion is not within Customer’s power and authority, and the exercise of such power and authority by Customer does not trigger any adverse contractual rights or consequences. Customer will use its commercially reasonable efforts to terminate any such Preexisting Agreement to the extent permitted under such Preexisting Agreement without penalty. If Customer cannot terminate the Preexisting Agreement, and continues to serve ads from Restricted Partners to Third Party Sites, then Customer must insure that (a) no Third Party (as defined in Section 6.4) nor any domain name uses both Google Services and services provided pursuant to a Preexisting Agreement simultaneously, and (b) any domain traffic from a Third Party Site may not revolve back and forth between services from Google and the applicable Restricted Entity more than once during the Services Term. A breach of this provision by Customer will entitle Google to terminate third party hosting services set forth in Section 6.4 above.
14. Fees and Payment Terms.
     14.1. AdSense Percentage. Subject to the terms and conditions of this Agreement, for each month during the Services Term Customer shall receive the AdSense Percentage set forth below of Net AdSense Revenues attributable to such month. Google’s obligation to make payments under this Section shall not commence until Google’s technical personnel provide written approval of Customer’s implementation of the Services on the applicable Sites, which shall not be unreasonably withheld or delayed. Payments required under this paragraph shall be made by the last day of the calendar month following the calendar month in which the applicable Ads were displayed on the Sites.
From [***] through [***] (the “[***]”), the following AdSense Percentages will apply to the AdSense Revenue:

AdSense Percentage of Net AdSense Revenues	AdSense Revenues per Calendar Month
[***]%	less than or equal to $[***]

[***]%	greater than $[***] but equal to or less than $[***]

[***]%	greater than $[***]
Following the [***], and continuing for the remainder of the Services Term, the following AdSense Percentages will apply to the AdSense Revenue:

AdSense Percentage of Net AdSense Revenues	AdSense Revenues per Calendar Month
[***]%	less than or equal to $[***]

[***]%	greater than $[***] but equal to or less than $[***]

[***]%	greater than $[***] but equal to or less than $[***]

[***]%	greater than $[***]
     14.2. Non-Qualifying Ads. Notwithstanding any of the foregoing, Google shall not be liable for payment in connection with (a) any amounts which result from invalid queries, or invalid impressions of (or clicks on) Ads, generated by any person, but, automated program or similar device, including, without limitation, through any Fraudulent Act, in each case as reasonably determined by Google; or (b) impressions of Ads or clicks on Ads delivered through an implementation which is not initially approved by Google pursuant to the Agreement or subsequently fails to meet Google’s implementation requirements and specifications. The number of queries, and impressions of and clicks on Ads, as reported by Google, shall be the number used in calculating payments hereunder.

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     14.3. Methods of Payment.
          14.3.1. Payments to Google. All payments due to Google shall be in the currency specified in this Order Form. Any charges for converting foreign currency shall be the responsibility of Customer and shall be invoiced accordingly. If paid in US dollars, payments to Google shall be made preferably via wire transfer with the following instructions:

[***]	[***]	[***]
[***]	[***]	[***]
If paid in US dollars and not wired to Google, payment shall be made by check for receipt by Google at the address specified on the Cover Page of this Order Form (or such other address as Google may provide Customer in writing from time to time for such purpose) on or before the payment due date. If payment is made in any other currency, payment shall be made by wire pursuant to the wire instructions specified below on this Order Form (or if no applicable wire instructions are specified, payment shall be made using the US wire transfer instructions above). Delinquent payments due to Google shall bear interest at the rate of one-and-one-half percent (1.5%) per month (or the highest rate permitted by law, if less) from the payment due date until paid in full Customer will be responsible for all reasonable expenses (including legal fees) incurred by Google in collecting unpaid or delinquent amounts. In addition, Google may suspend performance and/or terminate this Order Form upon seven (7) days written notice if Customer fails to make any required payment when due unless such payment is made within such seven (7) day notice period. If Google reasonably deems itself insecure with respect to Customer’s ability to meet its financial obligations under the Agreement, Google may, at its sole option, modify the payment terms or require other reasonable assurances or forms of security prior to providing or continuing to provide any Services.
          14.3.2. Payments to Customer. Payments to Customer (if by wire transfer) shall be made pursuant to the wire transfer instructions specified on this Order Form. In addition, Customer acknowledges that Google may, at its option, offset any payment obligations to Customer that Google may incur hereunder against any product or service fees (including late fees) owed and not yet paid by Customer under this Agreement or any other agreement between Customer and Google, in addition to whatever other rights and remedies Google may have hereunder or thereunder. In addition, Google reserves the right to withhold and offset against its payment obligations hereunder, or require Customer to pay to Google (within thirty (30) days of any invoice therefor), any amounts Google may have overpaid to Customer in prior periods.
15. Authority to Bind. Each of Customer’s and Google’s signatory to this Order Form represents and warrants that he or she has the power and authority to accept and bind Customer and Google, as the case may be, to the terms of this Order Form.
This Order Form may be executed in counterparts, including facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

Google: GOOGLE INC.		Customer: NAMEMEDIA, INC.

By:	/s/ Marc A. Leibowitz	By:	/s/ Kelly Conlin

Print Name:	Marc A. Leibowitz	Print Name:	Kelly Conlin

Title:	Director- Strategic Partnerships	Title:	CEO

Date:	1-10-07	Date:	1/9/2007

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EXHIBIT A
AF8 SCREEN SHOTS

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Notes;
•	Unless otherwise approved by Google, for non-iFrame implementations, visual display of Search and/or Advertising Results shall be as visually similar as possible to page content including font style, font size, coloring and spacing.

•	Any display of Search and/or Advertising Results will conform to Google’s then current Brand Treatment Guidelines for the Services provided.

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EXHIBIT B
AFC SCREEN SHOTS
Related Searches illustrated above may be replaced with Customer links to Customer content sites, provided those pages are bound by the exclusivity obligations contained in Section 13.

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Notes:
•	Unless otherwise approved by Google, for non-iFrame implementations, visual display of Search and/or Advertising Results shall be as visually similar as possible to page content including font style, font size, coloring and spacing.

•	Any display of Search and/or Advertising Results will conform to Google’s then current Brand Treatment Guidelines for the Services provided.

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EXHIBIT C
AFD SCREEN SHOTS

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Notes:
•	Unless otherwise approved by Google, for non-iFrame implementations, visual display of Search and/or Advertising Results shall be as visually similar as possible page content including font style, font size, coloring and spacing.

•	Any display of Search and/or Advertising Results will conform to Google’s then current Brand Treatment Guidelines for the Services provided.

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Google Services Agreement
This Google Services Agreement (“GSA”) is entered into by and between Google inc. (“Google”) and NameMedia, Inc., a corporation formed under the laws of Delaware (“Customer”), on the 1st day of March 2007 (“GSA Effective Date”). Each Order Form (as defined below) shall be governed by this GSA and shall become effective on the dale stated In such Order Form (“Order Form Effective Date”). This GSA and the individual corresponding Order Form into which this GSA is incorporated together constitute the “Agreement”.
1 Defined Terms. The following capitalized terms shall have the meanings set forth below. Capitalized terms used but not defined in this GSA shall have the meanings stated in the Order Form.
1.1 “Ads” or “Advertising Results” means advertisements served by Google under the Agreement.
1.2 “AFD Results Page” means any Web page which Is served by Google in response to an Domain Query and which may contain (a) one or more [***] as determined by [***], [***], and/or [***], and/or (b) other Customer Content; and each of the foregoing shall be displayed in the format, manner, order, style, design, layout, font, size, location, and prominence as determined by Customer in its sole discretion, provided such display complies with the provisions of Section 3 herein below and the applicable Order Form.
1.3 “Beta Features” are those features of the Services, which are identified by Google as beta or unsupported In Google’s then current technical documentation.
1.4 “Brand Features” means the trade names, trademarks, service marks, logos, domain names, and other distinctive brand features of each party, respectively.
1.5 “Customer Content” means any editorial, text, graphic, audiovisual, and other content that is served to End Users of the Site(s) and that is not provided by Google
1.6 “Destination Page” means any Web page which may be accessed by clicking on any portion of an Advertising Result and/or Search Result.
1.7 “End Users” of a particular Site means Individual, human end users who visit or use the applicable Site.
1.8 “Google Protocol” means Google’s then current protocol for accessing and implementing the Services.
1.9 “Intellectual Property Rights” means any and all rights existing from time to time under patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law, unfair competition law. Publicity rights law. Privacy rights law. And any and all other proprietary rights, as well as, any and all applications, renewals, extensions, restorations and re-instatements thereof, now or hereafter in force and effect worldwide.
1.10 “Landing Pege” means the initial AFD Results Page generated and served to an End User in response to a URL Domain Query (as defined In the Order Form).
1.11 “Paid Results” means Advertising Results, Search Results and any conceptually related keywords and any content or advertisements served by Google under the Agreement.
1.12 “Results Page” means a Web page on which Google Search and/or Advertising Results are displayed.
1.13 “Order Form” means the individual Google Services Agreement Order Form executed by both Customer and Google and into which this GSA has been Incorporated by reference as provided therein. Each Order Form (as it may be amended from time to time) into which this GSA may be incorporated will be considered a separate agreement from any other Order Form. Accordingly, for purposes of interpretation of any specific order form, ‘Order Form’ shall refer only to that Order Form into which this GSA has been incorporated and which is the subject of interpretation, and not to any other order form into which this GSA may otherwise be incorporated (unless and then only to the extent the parties have expressly provided otherwise).
1.14 “Search Results” means search results served by Google under the Agreement.
1.15 “Services” means the services ordered by Customer and to be provided by Google pursuant to the Order Form.
2. Services.
2.1 Services. Subject to the terms and conditions of this Agreement, Google will provide Customer, and Customer will procure from Google, the Services for the fees set forth in the Order Form executed by Customer and Google. This GSA may be incorporated into more than one Order Form, provided that each such Order Form (together with all documents Incorporated therein) shall be considered a separate agreement from any other Order Form. In the event of any conflict between the provisions of the Order Form and the provisions of this GSA, the provisions of the Order Form shall control.
2.2 Beta or Unsupported Features. Certain Services may include Beta Features. Customer understands and agrees that Beta Features are provided “as Is” and any use thereof shall be undertaken solely at Customer’s own risk. Google reserves the right, in its sole discretion, to include or cease providing Beta Features as part of any Services at any lime. For the purpose of clarification Customer shall not be obligated to utilize Beta Features.
3. Customer Obligations.
3.1 Prohibited Actions. Customer shall not, and shall not authorize any third party to:
     (a) edit, modify, truncate, filter or change the order of the information contained in any Paid Results, including, without limitation, by way of commingling Paid Results with non-Google provided search results or advertising:
     (b) frame any Results Page or Destination Page;
     (c) redirect an End User away from the Landing Page or Destination Page, provide a version of the Landing Page or Destination Page different from the page an End User would access by going directly to the Landing Page or Destination Page or intersperse any content between a Paid Result and the corresponding Landing Page or Destination Page;
     (d) except as otherwise permitted in an Order Form, display any Paid Results in pop-up, pop-under, exit windows, expanding buttons, or animation;
     (e) display any Paid Results to any third parties other than End Users;
     (f) minimize, remove or otherwise Inhibit the full and complete display of any Results Page (including any Paid Results), and the corresponding Landing Pages or Destination Page;
     (g) produce or distribute any software, or permit any of its software to be distributed with software, that prevents the display of ads provided by Google (such as by way of blocking or replacing ads);
     (h) directly or indirectly access, launch and/or activate the Services through or from, or otherwise incorporate the Services In, any software application, Including Customer’s seeq.com (or any successor) toolbar, downloadable application, Web site or other

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means other than the Site(s), and then only to the extent expressly permitted herein;
     (i) transfer, sell, lease, syndicate, sub-syndicate, lend, or use for co-branding, timesharing, service bureau or other unauthorized purposes any Services or access thereto (including, but not limited to Paid Results, or any part, copy or derivative thereof), except as expressly permitted herein or an Order Form;
     (j) enter into any arrangement or agreement under which any third party pays Customer fees, Customer pays any third party fees, or either shares in any revenue payments and/or royalties for any Paid Results except as expressly permitted herein or an Order Form;
     (k) directly or indirectly generate queries, or impressions of or clicks on Paid Results, through any automated, deceptive, fraudulent or other invalid means (including, but not limited to, click spam, robots, macro programs, and Internet agents); or
     (l) encourage or require End Users or any other persons, either with or without their knowledge, to click on Paid Results through offering incentives or any other methods that are manipulative, deceptive, malicious or fraudulent (each of the foregoing in subsections (k) and (l) a “Fraudulent Act”).
     (m) modify, adopt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from any Services, the Google Protocol, or any other Google technology, content, data, routines, algorithms, methods, ideas design, user interface techniques, software, materials, and documentation;
     (n) remove, deface, obscure, or altar Google’s copyright notice, trademarks or other proprietary rights notices affixed to or provided as a part of any Services, the Google Protocol, or any other Google technology, software, materials and documentation;
     (o) “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including, but not limited to, Paid Results, or any part, copy or derivative thereof);
     (p) create or attempt to create a substitute or similar service or product through use of or access to any of the Services or proprietary information related thereto; or
     (q) either intentionally engage in any action or practice that reflects poorly on Google or otherwise disparages or devalues Google’s reputation or goodwill; or, Inadvertently engage in any action or practice that reflects poorly on Google or otherwise disparages or devalues Google’s reputation or goodwill and not cure within 5 days of Google’s notice thereof.
Further, no Site shall contain any pornographic, hate-related or violent content or contain any other material, products or services that violate or encourage conduct that would violate any criminal laws, any other applicable laws, or any third party rights. Notwithstanding anything, in this GSA, any Order Form, or the Implementation Guide, Customer shall not be prohibited from collecting End User data if (a) the purpose for collecting such information is clearly and unambiguously stated or disclosed to End Users prior to the collection of personal End user data, (b) it is done (x) in accordance with its published privacy policy, which shall be clear and readily accessible to End Users, and (y) with the affirmative consent of End Users, (c) Customer shall provide each End User the ability to opt out or unsubscribe to any marketing by Customer without undue effort by such End User; and (d) Customer’s collection and use of such data shall at all times comply with applicable law.
3.2 Implementation Customer shall ensure that there is no use of or access to any Services through Customer’s properties which are not in compliance with the terms of the Agreement or not otherwise approved by Google, and Customer shall monitor and disable any such access or use by unauthorized parties (including, but not limited to. spammers or any third party sites). Google may send uncompensated test queries to the Site(s) at any time to verify Customer’s compliance with the requirements of this Agreement.
3.3 Customer may implement click tracking or other monitoring of clicks on Advertising Results Sets or Advertising Results provided that:
     (a) Customer has given Google the opportunity to review the proposed click tracking or other monitoring implementation and Google has carried out such review and has notified Customer that it agrees to this implementation being put into live use (such notification shall not be unreasonably withheld or delayed and may be made by way of e-mail or such other means as Google shall reasonably decide);
     (b) such click tracking or monitoring is carried out in accordance with such technical requirements as Google may notify to Customer from time to time;
     (c) in the event that Customer wishes to make any changes to its implementation of such click tracking or other monitoring, including but not limited to any changes to any relevant code or to any other software modules which could have an impact on the implementation or operation of such click tracking or other monitoring. Customer will give Google written notice via email of such changes;
     (d) Customer allows Google from time to time during the Services Term, at Google’s reasonable request, to audit the implementation and operation of such click tracking or other monitoring of clicks and will provide Google with all necessary information to allow it to carry out such audit; and
     (e) in the event of Google notifying Customer of any perceived problems arising from Customer’s implementation of such click tracking or other monitoring, including but not limited to, increased or unusual levels of invalid clicks or Non-Qualifying Advertising Results. Customer will co-operate fully with Google to try to resolve such problems as quickly as reasonably possible.
3.4 Customer acknowledges and agrees that it is fully responsible for the implementation and operation of any click tracking or other monitoring of clicks that it may introduce in accordance with clause 3.3 above and that Google is not responsible for any breaches of any Agreement or any problems with the implementation of any Services on any Site which may arise from the introduction by Customer of such click tracking or other monitoring.
4. Ownership; License Grants.
4.1 Google Rights. Google shall own all right, title and interest, including without limitation all intellectual Property Rights, relating to the Services (and any derivative works or enhancements thereof), including but not limited to, all software, technology, information, content, materials, guidelines, documentation, and the Google Protocol. Customer shall not acquire any right, title, or interest therein, except for the limited use rights expressly set forth in the Agreement. Any rights not expressly granted herein are deemed withhold.
4.2 Customer Rights. Customer, its licensors, or other applicable third party providers own all Intellectual Property Rights in and to Customer Content. Google shall not acquire any right, title or interest in or to such Customer Content, except as provided herein. Any rights not expressly granted herein are deemed withheld.
4.3 Brand Features: License Grant.
4.3.1 Brand Features. Each party shall own an right, title end interest, including without limitation all intellectual Property Rights, relating to its Brand Features. Some, but not all examples of Google Brand Features are located at: http://www. google.com/permissions/trademarks.html (or such other URLs Google may provide from time to time). Except to the limited extent expressly provided in this Agreement, neither party grants, and the other party shall not acquire, any right title or interest (including, without limitation, any implied license) in or to any Brand Features of the first party; and all rights not expressly granted herein are deemed withheld. All use by Google of Customer Brand Features (including any goodwill associated therewith) shall inure to

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the benefit of Customer and all use by Customer of Google Brand Features (including any goodwill associated therewith) shall inure to the benefit of Google. No party shall challenge or assist others to challenge the Brand Features of the other party (except to protect such party’s rights with respect to its own Brand Features) or the registration thereof by the other party, nor shall either party attempt to register any Brand Features or domain names that are confusingly similar to those of the other party. Each party shall cooperate with the other to transfer the ownership or abandon its interest in any inadvertently registered domain names that are confusingly similar to those of the other party.
4.3.2 License to Customer Brand Features. Subject to the terms and conditions of this Agreement, Customer grants to Google a limited, nonexclusive and nonsublicensable license during the Services Term to display those Customer Brand Features expressly authorized for use in this Agreement, solely for the purposes expressly set forth herein. Notwithstanding anything to the contrary, Customer may revoke the license granted herein to use Customer’s Brand Features upon providing Google with written notice thereof and a reasonable period of time to cease such usage.
5 Payment.
5.1 Fees. The fees and payment terms for the Services shall be set forth in the applicable Order Form.
5.2 Taxes and Other Charges. All payments under the Agreement are exclusive of taxes imposed by any governmental entity, Customer shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental entities of whatever kind and imposed with respect to the transactions for Services provided under the Agreement, including penalties and interest, but specifically excluding taxes based upon Google’s net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Customer “net thirty (30) days” from the data of invoice or other notification. Customer shall promptly provide Google with such documentation as may be required by the applicable governmental entity in order for Google to process payments hereunder (including, without limitation, a valid certificate of Customer’s exemption from obligation to pay taxes as authorized by the appropriate governmental entity), and Google may withhold any payments required to be made hereunder until Customer has provided such documentation. Customer shall promptly provide Google with original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made by Customer pursuant to the Agreement.
6 Representations, Warranties and Disclaimer. Each party represents and warrants that it has full power and authority to enter into the Agreement. As of the GSA Effective Date, Customer represents and warrants that (i) it shall use information provided by Google (including Paid Results and Web search results, if any) in a manner that complies with applicable laws, (ii) for Services other than AFD Services, Customer owns and controls one hundred percent (100%) of the Site(s) and otherwise has and will maintain throughout the Services Term all rights, authorizations, and licenses that are required with respect to the Site(s) to permit Google to perform Services contemplated under this Agreement; (iii) for AFD Services, each URL of a Site (x) is a duly registered domain name of which Customer (a) is the exclusive and official registrant, and exclusively owns or controls all Brand Features rights in the URL, or (b) is duly, expressly and exclusively authorized by each of the associated official registrant(s) (each a “Registrant”), through a valid and fully enforceable written or click-through agreement with each such Registrant, to permit Google to use the URLs for AFD Results Pages and/or in otherwise performing the Services, as contemplated under the Agreement (each an “Authorized Name”) as of the date Customer commences use of the Services, and (y) will remain an Authorized Name at all times during which Google performs the Services for such URL, (iv) it will not provide any third party with any representation, warranty or misleading or false information regarding the Services, any Results Page, Landing Page, Web search results set, if any, any Paid results (including, but not limited to, any of the content, services or products contained therein or linked thereto), and/or Google, (v) it has obtained and win obtain all rights licenses, and other authorizations from all third parties (including, but not limited to, Registrants) necessary for Customer to grant the licenses and rights to Google that are set forth in the Agreement, to perform Customer’s obligations under the Agreement, and to otherwise conduct the “Customer Business” (as defined in the Order Form), all in compliance with an applicable laws, rules and regulations and without violating any rights or interests of any third party; (vi) there are no actions, suits, claims, or proceedings of any nature (including any governmental or regulatory investigations) pending, or threatened, against Customer, its employees, officers or directors, or the Sites that would materially affect Customer’s ability to perform its obligations under this Agreement (each a “Claim” and collectively, “Claims”), and Customer agrees to notify the Google Legal Department of any and all Claims upon Customer’s awareness of such Claim, (vii) the execution and delivery of this Agreement, and the performance by Customer of its obligations hereunder, will not constitute a breach or default of or otherwise violate any agreement to which such party or any of its affiliates are a party or violate any rights of any third parties arising therefrom, and (viii) the Order Form sets forth a complete and accurate list of all names under which Customer has ever conducted business, and that customer will update such list promptly in the event it conducts business under any other name(s) during the Services Term. Google does not warrant that the Services will meet all of Customer’s requirements or that performance of the Services will be uninterrupted, virus-free, secure or error-free. Except as expressly provided for herein, NEITHER PARTY MAKES ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE AND NONINFRINGEMENT
7 INDEMNIFICATION.
7.1 Google Indemnity. Google will defend, or at its option settle, any third party lawsuit or proceeding brought against Customer based upon or otherwise arising out of a claim that Google’s technology used to provide the Services or any Google Brand Feature infringe(s) or misappropriate(s) any copyright, trade secret or trademark of such third party. Notwithstanding the foregoing, in no event shall Google have any obligations or liability under this Section arising from: (i) use of any Beta Features, the News Search Services or image Search Services, (ii) use of any Services or Google Brand Features in a modified form or in combination with materials not furnished by Google, (iii) any content information or data provided by Customer, End Users or any other third parties, and (iv) any Paid Results or third party Web sites or content to which such Paid Results may link. Google, in its sole and reasonable discretion, reserves the right to terminate Customer’s continued use of any Services or Google Brand Features which are alleged or believed by Google to Infringe provided that Google discontinues the allegedly Infringing feature or Service generally for all of its clients of such Services. Google, in its sole discretion, may provide substitute Services or Google Brand Features for any such terminated Services or Google Brand Features in advance of termination and Customer shall have thirty (30) days to either accept, or otherwise reject and discontinue the Services without penalty to Customer.
7.2 Customer Indemnity. Customer will defend, or at its option settle, any third party lawsuit or proceeding brought against Google based upon or otherwise arising out of: (a) Customer Content, the Site(s), and/or Customer Brand Features; (b) Customer’s use of the Services in any manner inconsistent with or in breach of the Agreement; and/or (c) any claim alleging facts that would constitute a

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breach of Customer’s representations and warranties made in subsection (vi) of the second sentence of Section 6.
7.3 General. Indemnification provided under Sections 7.1 and 7.2 shall be limited to (a) payment by the indemnifying party (“Indemnitor”) of all damages and costs finally awarded for such claim, or (b) settlement costs approved in writing by the Indemnitor. The foregoing obligations shall exist only If the party seeking indemnification “Indemnitor”): (i) promptly notifies the Indemnitor of such claim, (ii) provides the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) gives the Indemnitor full control and sole authority over the defense and settlement of such claim. The Indemnitee may join in defense with counsel of its choice at its own expense. The indemnitor shall only reimburse the Indemnitee for expenses incurred by the Indemnitee with the indemnitor’s prior written approval. SECTION 7 STATES THE PARTIES’ ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS AS SET FORTH ABOVE.
8 Limitation of Liability.
8.1 Limitation. SUBJECT TO SECTION 8.2, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS, LOST REVENUE OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. SUBJECT TO SECTION 8.2, IN NO EVENT SHALL (A) GOOGLE’S LIABILITY FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT (WHEN AGGREGATED WITH GOOGLE’S LIABILITY FOR ALL OTHER CLAIMS ARISING OUT OF THIS AGREEMENT) EXCEED THE NET AMOUNT GOOGLE HAS ACTUALLY RECEIVED AND RETAINED (AFTER ACCOUNTING FOR ALL DEDUCTIONS, PAYMENTS TO CUSTOMER AND OTHER OFFSETS PROVIDED FOR UNDER THE AGREEMENT) DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE DATE ON WHICH SUCH CLAIM ARISES, AND (B) CUSTOMER’S LIABILITY FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT (WHEN AGGREGATED WITH CUSTOMER’S LIABILITY FOR ALL OTHER CLAIMS ARISING OUT OF THIS AGREEMENT) EXCEED THE NET AMOUNT CUSTOMER HAS ACTUALLY RECEIVED AND RETAINED DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE DATE ON WHICH SUCH CLAIM ARISES.
8.2 Exclusions from Limitations. Unless and then only to the extent this Agreement expressly slates otherwise, nothing in this Agreement shall exclude or limit either party’s liability for. (a) breaches of the exclusivity obligations contained in this Agreement; (b) breaches of any confidentiality obligations contained in this Agreement; (c) infringement or misappropriation of the other party’s intellectual Property Rights or Customer’s breach of any license granted in this Agreement to use the applicable Google Data Protocol(s); or (d) any amounts payable to third parties pursuant to the parties’ indemnification obligations hereunder.
8.3 Allocation of Risk. The parties agree that (i) the mutual agreements made in this Section 8 reflect a reasonable allocation of risk, and (ii) that each party would not enter Into the Agreement without these limitations on liability.
9 Confidentiality. Disclosure of confidential and/or proprietary information disclosed hereunder, including the existence and content of the Agreement and any information provided pursuant to the Agreement, shall be governed by the confidentiality provisions of the Google Standard Mutual Non-Disclosure Agreement, which has been executed by the parties prior to or concurrently with this GSA, as of the date provided in the Order Form (the “NDA”). The confidentiality provisions of the NDA are hereby incorporated by reference into this GSA
10 Term and Termination.
10.1 Term. The term of an Order Form under which Services may be used by Customer shall commence on the applicable Order Form Effective Date (except as otherwise specified in such Order Form) and shall continue for the period of time set forth on such Order Form for the applicable Services (“Services Term”), unless earlier terminated as provided herein.
10.2 Suspension and Termination
10.2.1 General. Either party may suspend performance and/or terminate this Agreement, in whole or in part: (i) if the other party materially breaches any material term or condition of this Agreement and falls to cure such breach [***] ([***]) [***] after receiving written notice thereof; or (ii) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee, administrator or receiver appointed for its business or assets or any part thereof.
10.2.2 Google Termination Rights. Google may terminate this Agreement, or the provision of any Service hereunder, immediately upon written notice: (i) if Customer breaches Section 3.1 (Prohibited Actions) of this GSA, Section 4.3 (License Grants: Brand Features) of this GSA. or Section 9 (Confidentiality) of this GSA or any exclusivity provisions contained in an applicable Order Form, (ii) if Customer is in material breach of this Agreement [***] ([***]) [***], notwithstanding any cure of such breaches; (iii) if Google reasonably determines that it is commercially impractical to continue providing the Services in light of applicable laws, whereupon Google will use commercially reasonable efforts to provide notice of such termination where practical under the circumstances.; or (iv) as otherwise provided in the Order Form.
10.2.3 Suspension and Termination in the Event of an injunction. Google may, at any time, suspend the provision of any Service upon notice to Customer if Customer (a) breaches any provision of Sections 3.1 (Prohibited Actions) of this GSA, Section 4.3 (License Grants; Brand Features) of this GSA, or Section 9 (Confidentiality) of this GSA or any exclusivity provisions in an applicable Order Form or (b) breaches any other provision of the Agreement and fails to cure such breach within [***] calendar days after notice to Customer. Google may immediately suspend the provision of any Service upon Google’s reasonable determination that the Services are being used by an unauthorized third party to transmit materially adverse amounts of spam or to commit fraud. Google may suspend performance under this Agreement in whole or in part with immediate effect If, as a result of a claim alleging facts that would constitute a broach of Customer’s representations and warranties made in subsections (i) and (v) of the second sentence of Section 6, Google is obliged by final or temporary court order or magisterial decision to temporarily or permanently refrain from continuing to perform its obligations under this Agreement. Google’s rights under this provision shall become effective on the date of the court order or magisterial decision or on the date or the service of the order irrespective of the possibility of appeal. If any suspension under this paragraph continues for more than six (6) months. Google may terminate this Agreement in whole or in part with immediate effect.
10.2.4 Discontinuation of Services. Notwithstanding any other term or communication to the contrary, Google may, at any time and with or without notice, discontinue any or all of its Services or any component feature and/or functionality thereof if Google

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discontinues it generally for all of its clients of such Service. Any such discontinuance of an entire Service shall have the same effect as a termination of the applicable Order Form in accordance with its terms, provided that Customer may terminate this Agreement or an Order Form without liability or penalty to Customer in the event of discontinuation of an entire Service. Notwithstanding the foregoing, if Google discontinues an entire Service, it will attempt to provide notice of such discontinuance where practical under the circumstances.
10.3 Rights upon Termination. Upon the expiration or termination of the Agreement for any reason: (i) all rights and licenses granted by Google shall cease immediately; and (ii) each party shall promptly return to the other party, or destroy and certify the destruction of, all Confidential Information of the other party.
10.4 Effect of Termination of an Order Form. The termination or expiration of an individual Order Form shall not have the effect of terminating any other individual Order Form or this GSA unless expressly agreed to by the parties in writing. If an Order Form (but not this GSA) terminates or if the Services Term set forth in an Order Form expires, all rights and licenses granted by Google relating to the applicable Services and all other rights and licenses granted by Google to Customer as set forth in such Order Form, if any, shall cease immediately. Termination of all Order Forms hereunder shall result in the expiration of this GSA.
10.5 Non-exclusive Remedy. Termination or expiration of the Agreement, in part or in whole, shall not limit either party from pursuing other remedies available to it, nor shall either party be relieved of its obligation to pay all fees that are due and owing under this Agreement through the effective date of termination. Neither party shall be liable to the other for any damages resulting solely from termination as permitted herein.
11. Miscellaneous.
11.1 Compliance with Laws. Each party shall comply with all laws, rules and regulations, if any, applicable to it in connection with the performance of its obligations under the Agreement.
11.2 Notices. All notices shall be in English and in writing and (a) if sent to Customer to the address identified on the Order Form and (b) if sent to Google to such address as provided at: www.google.com/corporate/address.html or as otherwise provided in writing for such notice purposes; provided, however, that all invoices and payments shall be sent to the attention of Google Finance, all legal notices shall be sent to the attention of the Google Legal Department, and all other correspondence shall be sent to the attention of the account manager specified by Google. Notice shall be deemed given (i) upon receipt when delivered personally, (ii) upon written verification of receipt from overnight courier, (iii) upon verification of receipt of registered or certified mail or (iv) upon verification of receipt via facsimile, provided that such notice is also sent simultaneously via first class mail.
11.3 Assignment. Neither party shall assign or otherwise transfer its rights or delegate its obligations under the Agreement, in whole or in part, without the prior written consent of the other party; and any attempt to do so will be null and void. For purposes of this section, an assignment will be deemed to include any transaction in which another party or parties acquire the direct or indirect power to direct the management and policies of a party or its assets, whether by way of merger, consolidation, change of control, sale of all or substantially all of a party’s securities or assets, contract, management agreement or otherwise. For the sake of clarity, an initial offering for sale of Customer’s securities to the public shall not be deemed an assignment requiring Google’s prior consent pursuant to this Section 11.3. Notwithstanding the foregoing, Google may assign or delegate its obligations under this Agreement to a corporate affiliate without seeking consent from Customer.
11.4 Consultations. Before a party initiates legal action against the other arising from the Agreement (except to seek injunctive or equitable relief or to otherwise protect its Intellectual Property Rights), the matter in controversy will first be referred to an officer of each party, who shall make good faith and reasonable efforts to resolve the matter within four (4) weeks of the date of referral.
11.5 Governing Law. The laws of California, excluding California’s choice of law rules, and applicable federal U.S. laws shall govern the Agreement. The parties specifically exclude from application to the Agreement the United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act.
11.6 Equitable Relief. Either party may seek equitable relief including temporary restraining orders or injunctions, in addition to all other remedies, for breach or threatened breach of Customer’s exclusivity obligations contained in this Agreement, either party’s license grant set forth in this Agreement, or either party’s obligations contained in Sections 4 (Ownership; License Grant) or Section 9 (Confidentiality) of this GSA.
11.7 Entire Agreement. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof. This GSA and related Order Form(s) (including any exhibits thereto), and any terms located at Google URLs referenced pursuant to the Agreement (which are all incorporated herein by reference), constitute the entire agreement with respect to the subject matter hereof, and any terms contained in any related purchase order(s) or other documents pertaining to the subject matter of the Agreement shall be null and void.
11.8 Amendments. Any amendments or modifications to the Agreement must (i) be in writing; (ii) refer to the Agreement: and (iii) be executed by an authorized representative of each party. Any changes to the Agreement not approved in writing by the Google Legal Department shall not be binding on Google.
11.9 No Waiver. The failure to require performance of any provision shall not affect a party’s right to require performance at any time thereafter, nor shall waiver of a breach of any provision constitute a waiver of the provision itself.
11.10 Severability. If any provision is adjudged by a court of competent jurisdiction to be unenforceable. Invalid or otherwise contrary to law, such provision shall be interpreted so as to best accomplish its intended objectives and the remaining provisions shall remain in full force and effect.
11.11 Survival. The following sections of this GSA will survive any expiration or termination of this Agreement: 4.1, 4.2, 4.3.1 (except for the last sentence thereof), 5.2, 6 (but solely to the extent related to a claim which result from a party’s actions or inactions during the term hereof), 7, 8, 9 (including the NDA), 10.3, 10.4, 10.5 and 11.
11.12 Independent Contractors. The parties hereto are and shall remain independent contractors and nothing herein shall be deemed to create any agency, partnership, or joint venture relationship between the parties. Neither party shall be deemed to be an employee or legal representative of the other nor shall either party have any right or authority to create any obligation on behalf of the other party.
11.13 No Third Party Beneficiaries. The Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.
11.14 Force Majeure; Transmissions. Neither party shall be liable for falling or delaying performance of its obligations (except for the payment of money) resulting from any condition beyond its reasonable control, including but not limited to, governmental action, acts of terrorism, earthquake, fire, flood or other acts of God, labor conditions, power failures , and Internet disturbances. Google will not

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be responsible for receiving data, queries or requests directly from End Users or any other third party, for transmission of data between Customer’s (or any End User’s) and Google’s network interface, or for displaying any applicable Results Set(s) to End Users.
11.15 Successors; Counterparts; Drafting; General. The Agreement (a) shall be binding on and inure to the benefit of each of the parties and their respective successors and assigns; (b) may be executed in counterparts, including facsimile counterparts, each of which will be deemed an original and all of which when taken together will constitute one and the same Instrument; and (c) shall be construed as if both parties jointly wrote it. In the event of conflict between the terms of this GSA and the terms of the Order Form, the Order form shall govern with respect to such conflict.
     IN WITNESS WHEREOF, the parties have executed this GSA by persons duly authorized as of the GSA Effective Date first written above.

Google:		Customer:	Namemedia, Inc.

By:	/s/ Marc A. Leibowitz	By:	/s/ Kelly Conlin

Print Name:	Marc A. Leibowitz	Print Name:	Kelly Conlin

Title:	Director- Strategic Partnerships	Title:	CEO

Date:	1-10-07	Date:	1/9/2007

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EXECUTION COPY
AMENDMENT NUMBER 1
TO THE GOOGLE SERVICES AGREEMENT ORDER FORM
          This Amendment Number 1 (“Amendment 1”) to the Google Services Agreement Order Form made effective March 1, 2007 (“Order Form”) is entered into as of May 1, 2007 (“Amendment Effective Date”) by and between NameMedia, Inc. with its principal place of business at 230 Third Avenue Waltham, Massachusetts 02451 (“Customer”) and Google Inc., with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).
          Whereas, Customer and Google are parties to the Order Form, pursuant to which Google provides Customer with certain websearch and/or advertising services for Customer; and
          Whereas, Customer and Google desire to amend the Order Form as forth herein.
          NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.
A. Definitions.
     1. For the purposes of this Amendment 1, the capitalized terms used but not defined herein, shall have the same meanings set forth in the Order Form.
     2. The parties agree that “Site” as defined in the Order Form shall include WebSearch Site(s) as defined below.
B.	Services Term. The Initial Services Term set forth on the cover page of the Order Form is hereby revised to read: March 1, 2007 – [***], 2010.

C.	WebSearch Services. The parties hereby agree to the following WebSearch Services to the Order Form:
SEARCH SERVICES

Non-
	Refundable	Monthly			Language	Country/Locat
	Annual Service	Search Fee		Safe Search	Restrict	ion Restrict
	and Support	Minimum		(Check if	(Check if	(Check if
SEARCH SERVICES	Fee	Payment	Search Fees	applicable)	applicable)	applicable)
☑ WebSearch Services				☐ SafeSearch	☐ If checked,	☐ If checked,
Est. Query Vol./Day	walved	$8,333	$1.00/1000	☐ High	specify	specify
			Search Result	☐ Medium	languages:	country:
			Sets	☐ Off
WebSearch Site(s): a web page hosted by Customer and generated following an End User click on a related or popular search term on a Landing Page or following an End User query into a search box from a Landing Page.

Client Application(s) Approved for WebSearch Services:
None if not stated here.
1. WebSearch Definitions
     1.1. “WebSearch Box” means a search box into which End Users may enter queries to search the Web. WebSearch Boxes must be approved by Google and located on a WebSearch Site.

Amendment 1	Page 1 of 5	Confidential
05/09/2007

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
EXECUTION COPY
     1.2. “WebSearch Query” means a query sent to Google by Customer to be processed by Google’s WebSearch Service.
     1.3. “WebSearch Protocol” means the protocol provided by Google for accessing the WebSearch Services, as such protocol may be updated by Google from time to time.
     1.4. “WebSearch Results” means WebSearch search results provided by Google through its WebSearch Service.
     1.5. “WebSearch Results Set” means the set of WebSearch Results (not to exceed ten (10) individual results) transmitted by Google to Customer in response to a WebSearch Query.
     1.6. “WebSearch Service” means Google’s WebSearch Service.
2. WebSearch Services.
     2.1. Scope of WebSearch Services. If selected above, during the Services Term and subject to the terms and conditions of this Agreement, Google will provide Customer with WebSearch Results through its WebSearch Service for display on the WebSearch Sites as permitted herein. Customer agrees to implement the WebSearch Service as provided herein, solely in conjunction with the AFS Services, on the WebSearch Sites in existence as of the date hereof within thirty (30) days of the Order Form Effective Date, and to maintain such implementation thereafter during the Services Term. Customer agrees to implement the WebSearch Service on any WebSearch Site added thereafter to the extent permitted herein.
     2.2. Implementation of WebSearch Services. Unless otherwise agreed to by Google in writing, Customer shall implement the WebSearch Services in a manner that: (a) conforms to the WebSearch Specifications set forth above, if any; (b) conforms to Google’s brand treatment guidelines for WebSearch as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) conforms to the screenshots and specifications set forth in Attachment A to this Amendment 1 attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the WebSearch Protocol. Without limiting the foregoing, Customer acknowledges and agrees to the following:
          2.2.1. Search Boxes and Queries. Customer shall implement on each WebSearch Site a WebSearch Box for End Users to enter WebSearch Queries. WebSearch Boxes may only be located on a WebSearch Site, and on no other Web site, application or other property. The format and location of each WebSearch Box on each WebSearch Site is subject to the written consent of Google. Unless (and then only to the extent) otherwise approved by Google in writing, Customer understands and agrees that: (a) queries sent to Google for processing under its WebSearch Service may be initiated only by End Users (i) entering text into WebSearch Boxes on the WebSearch Site as provided herein, and (ii) clicking on text links included on the WebSearch Sites that are identified as search queries (e.g., labeled as “Related Searches”) and that generate a search results page; and (b) Customer shall send any and all queries generated on the WebSearch Sites as provided in subsection (a) above to Google for processing under its WebSearch Services in accordance with the requirements provided by Google, without editing, filtering, truncating, appending terms to or otherwise modifying such WebSearch Queries, either Individually or In the aggregate. Notwithstanding anything to the contrary, Google will have no obligation to process WebSearch Queries that are not sent in compliance with the requirements of this Agreement.
          2.2.2. Operation of WebSearch Services. Customer will ensure that each WebSearch Query will (a) be from a list of Valid IP Addresses approved by Google for the WebSearch Services; (b) contain a Client ID approved by Google for the WebSearch Services; and (c) include [***] and [***]. Upon Google’s receipt of a WebSearch Query, Google will transmit a WebSearch Results Set, to the extent available, via Google’s network Interface in accordance with the WebSearch Protocol. Customer shall then display, in each instance, the entire WebSearch Results Set that corresponds to such WebSearch Query on the applicable WebSearch Site in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such WebSearch Results Set.
     2.3. License to WebSearch Protocol. Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use me WebSearch Protocol solely for the purpose of transmitting WebSearch Queries and other required information and receiving WebSearch Results Sets solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Agreement, Google does not grant, and

Amendment 1	Page 2 of 5	Confidential
05/09/2007

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
EXECUTION COPY
Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.
     2.4. Site Modifications. Google acknowledges that Customer may update the design and content of the Sites in a manner consistent with its obligations contained herein; provided that Customer agrees that (a) it shall keep Google informed of all planned material changes to such Sites; and (b) no changes may be made to the look and feel, dimension and/or placement of the WebSearch Results without obtaining the prior written consent of Google. For the avoidance of doubt, Google may, and the foregoing will in no event limit Google’s ability to, require changes to the look and feel, content or targeting methodology of any such Results provided herein.
     2.5. Notice of System Changes. Customer will provide Google with fourteen (14) days’ advance notice of any change in the code or serving technology used to display Search Results (e.g., a change in the advertising serving technology used) that could reasonably be expected to have the potential to adversely affect the delivery or display of Google search results as required by this Agreement (it being understood that notice will in no event relieve Customer of its obligations to display Search Results as required hereunder).
     2.6. Technical Support. Subject to the terms and conditions of this Agreement, during the Services Term Google shall provide technical support services to Customer in accordance with Google’s support guidelines then in effect for the Services ordered herein. Prior to making any support request to Google, Customer shall first use reasonable efforts to fix any error, bug, malfunction, or network connectivity defect on its own without any escalation to Google. Thereafter, Customer’s Technical Contact may submit a written request for technical support via email to the applicable Google alias set forth below, or such other email address that Google may provide from time to time. Customer shall provide support services to End Users at its own expense.
•	websearch-support@google.com (for WebSearch Services requests)
     2.7. Exclusivity. Notwithstanding any terms contained in Section 13 of the Order Form to the contrary, Customer may [***] on the Sites, provided, however, that Customer may not [***].
     2.8. WebSearch Service Fees. On or before the Order Form Effective Date, Customer shall submit a completed Google credit application form. If applicable, Customer shall pay the non-refundable Annual Service and Support Fee and the first payment of the Monthly WebSearch Fee Minimum as Indicated above, which shall be due and payable on the Order Form Effective Date. For all other WebSearch Fees (including Monthly WebSearch Fee Minimums), Google shall bill Customer monthly at the rates stated above for each month in which Customer transmits a WebSearch Query to Google and all such fees shall be due and payable “net thirty (30) days” from date of invoice. Within thirty (30) days of the end of each month during the Services Term, Google shall provide Customer with WebSearch Services usage reports in the form generally made available at that time.
D.	Exclusivity. Notwithstanding Customer’s obligation to utilize Google’s Services on an exclusive basis as set forth in Section 13 of the Order Form, Customer may elect, upon written notice to Google, to cease using Google Services on Third Party Sites in order to utilize the services of another provider for Third Party Sites. In such case, Google will suspend Customer’s access to the Services for Third Party Sites. In the event, at a later date. Customer wishes to recommence the use of the Services for Third Party Sites. Customer will notify Google to coordinate the implementation of the Services for the Third Party Sites and Customer will abide by the exclusivity obligations set forth in Section 13 of the Order Form with respect to the Third Party Sites. For the sake of clarity, at no point will Customer be able to send a portion of its Third Party Sites to Google and a portion to another provider.
E. AdSense Percentage.
1.	As of the Amendment Effective Date, the parties agree to replace Section 14.1 with the following:

14.1 AdSense Percentage. Subject to the terms and conditions of this Agreement, for each month during the Services Term Customer shall receive the AdSense Percentage set forth below of Net AdSense Revenues attributable to such month. Google’s obligation to make payments under this Section shall not commence until Google’s technical personnel provide written approval of Customer’s implementation of the Services on the applicable Sites, which shall not be unreasonably withhold or delayed. Payments required under this paragraph shall be made by the last day of the calendar month following the calendar month in which the applicable Ads were displayed on the Sites.

Amendment 1	Page 3 of 5	Confidential
05/09/2007

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
EXECUTION COPY

AdSense Percentage of Net
AdSense Revenues	AdSense Revenues per Calendar Month
[***]%	less than or equal to $[***]
[***]%	greater than $[***] but equal to or less than $[***]
[***]%	Greater than $[***]
2.	Notwithstanding the terms of Section 14.1 to the contrary, for calendar months of May, June and July 2007, Customer’s AdSense Percentage of Net AdSense Revenue shall be [***] percent ([***]%). Thereafter, Customer’s AdSense Percentage of Net AdSense Revenue shall be as set forth in Section 14.1.
F.	Miscellaneous. Except as modified by this Amendment 1, the terms of the Order Form shall continue in full force and effect.
          IN WITNESS WHEREOF, the parties have executed this Amendment 1 by persons duly authorized as of the Amendment Effective Date written above.

GOOGLE INC.		NAMEMEDIA, INC.

By:	/s/ Marc A. Leibowitz	By:	/s/ Jeffrey S. Bennett

Print Name: Marc A. Leibowitz		Print Name: Jeffrey S. Bennett

Title: Director- Strategic Partnerships		Title: President and CEO

Date: 5-16-07		Date: May 11, 2007

Amendment 1	Page 4 of 5	Confidential
05/09/2007

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
EXECUTION COPY
ATTACHMENT A
WEBSEARCH SERVICES SCREEN SHOTS

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Amendment 1	Page 5 of 5	Confidential
05/09/2007